Amplify Mobile Payments ETF
Schedule of Investments
as of June 30, 2024 (Unaudited)

COMMON STOCKS - 99.5%	Shares	Value
Financials - 95.5%(a)
Adyen NV(b)(c)(d)	10,047	$11,986,839
Affirm Holdings, Inc.(b)	285,221	8,616,526
American Express Co.	74,471	17,243,760
Block, Inc.(b)	187,685	12,103,806
Cielo SA	1,720,240	1,746,735
Coinbase Global, Inc. - Class A(b)	65,329	14,518,064
Corpay, Inc.(b)	48,519	12,925,947
Discover Financial Services	108,134	14,145,009
Dlocal Ltd./Uruguay(b)	113,891	921,378
Euronet Worldwide, Inc.(b)	65,174	6,745,509
EVERTEC, Inc.	79,577	2,645,935
Fidelity National Information Services, Inc.	173,075	13,042,932
Fiserv, Inc.(b)	118,413	17,648,274
Global Payments, Inc.	124,241	12,014,105
GMO Payment Gateway, Inc.	68,446	3,766,955
Green Dot Corp. - Class A(b)	90,870	858,722
International Money Express, Inc.(b)	43,573	908,061
Marqeta, Inc. - Class A(b)	562,719	3,083,700
Mastercard, Inc. - Class A	39,287	17,331,853
Nexi SpA(b)(c)(d)	1,033,642	6,307,869
Nuvei Corp.	97,753	3,165,242
Pagseguro Digital Ltd. - Class A(b)	229,355	2,681,160
PayPal Holdings, Inc.(b)	280,441	16,273,991
PayPoint PLC	133,586	1,073,984
QIWI PLC - ADR(b)(e)(f)	235,051	0
Shift4 Payments, Inc. - Class A(b)	95,778	7,025,316
StoneCo Ltd. - Class A(b)	385,495	4,622,085
Toast, Inc. - Class A(b)	502,486	12,949,064
Visa, Inc. - Class A	64,558	16,944,538
Western Union Co.	395,278	4,830,297
WEX, Inc.(b)	59,534	10,545,853
Wise PLC - Class A(b)	1,076,176	9,271,046
Worldline SA(b)(c)(d)	319,020	3,460,139
Zip Co. Ltd.(b)	1,739,957	1,696,567
		273,101,261

Information Technology - 4.0%
ACI Worldwide, Inc.(b)	136,782	5,415,199
NCR Voyix Corp.(b)	124,161	1,533,388
Q2 Holdings, Inc.(b)	72,583	4,378,933
		11,327,520
TOTAL COMMON STOCKS (Cost $354,475,278)		284,428,781

SHORT-TERM INVESTMENTS - 0.9%
Investments Purchased with Proceeds from Securities Lending - 0.3%
First American Government Obligations Fund - Class X, 4.65%(g)	1,014,295	1,014,295
		1,014,295
Money Market Funds - 0.6%
Invesco Government & Agency Portfolio - Institutional Class, 5.25%(g)	1,634,828	1,634,828
TOTAL SHORT-TERM INVESTMENTS (Cost $2,649,123)		2,649,123

TOTAL INVESTMENTS - 100.4% (Cost $357,124,401)		$287,077,904
Liabilities in Excess of Other Assets - (0.4)%		(1,179,632)
TOTAL NET ASSETS - 100.0%		$285,898,272

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

ADR - American Depositary Receipt
NV - Naamloze Vennootschap
PLC - Public Limited Company
SA - Sociedad Anónima

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of June 30, 2024, the value of these securities total $21,754,847 or 7.6% of the Fund’s net assets.

(d)
Security is exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. As of June 30, 2024, the value of these securities total $21,754,847 or 7.6% of the Fund’s net assets.

(e)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $0 or 0.0% of net assets as of June 30, 2024.

(f)	All or a portion of this security is on loan as of June 30, 2024. The total market value of these securities was $954,403 which represented 0.3% of net assets.
(g)	The rate shown represents the 7-day effective yield as of June 30, 2024.

Summary of Fair Value Disclosure as of June 30, 2024 (Unaudited)

Amplify Mobile Payments ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of June 30, 2024:

	Level 1	Level 2	Level 3		Total
Investments:
Common Stocks	284,428,781	–	0	(a)	284,428,781
Money Market Funds	1,634,828	–	–		1,634,828
Investments Purchased with Proceeds from Securities Lending	1,014,295				1,014,295
Total Investments	287,077,904	–	0	(a)	287,077,904

Refer to the Schedule of Investments for additional information.

(a)	Amount is less than $0.50.

Secured Borrowings (Unaudited)
The Funds adopted guidance requiring entities to present gross obligations for secured borrowings by the type of collateral pledged and remaining time to maturity.

As of June 30, 2024, the Fund had loaned securities and received cash collateral for the loans. The cash collateral is invested by the Securities Lending Agent in accordance with approved investment guidelines. Those guidelines require the cash collateral to be invested in readily marketable, high quality, short-term obligations; however, such investments are subject to risk of payment delays or default on the part of the issuer or counterparty or otherwise may not generate sufficient interest to support the costs associated with securities lending. The Fund could also experience delays in recovering its securities and possible loss of income or value if the borrower fails to return the borrowed securities, although the Fund is indemnified from this risk by contract with the Securities Lending Agent.